EXHIBIT 21.01

LIST OF THE REGISTRANT’S SUBSIDIARIES

Pursuant to Item 601(b)(21)(ii) of Regulation S-K, certain subsidiaries of the Registrant have been omitted which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary (as defined in Rule 1-02(w) of Regulation S-X) as of November 30, 2006.

Company	Jurisdiction of Incorporation
Lehman Brothers Holdings Inc.	Delaware
Appalachian Asset Management Corp.	Delaware
Lehman Risk Services (Bermuda) Ltd.	Bermuda
Aegis Finance LLC	Delaware
ARS Holdings I LLC	Delaware
Banque Lehman Brothers S.A	France
Erin Asset Management I LLC	Delaware
Opal Finance Holdings Ireland Limited	Ireland
LB 745 LLC	Delaware
LB 745 Leaseco I LLC	Delaware
LBAC Holdings I Inc.	Delaware
Lehman Brothers Asia Capital Company	Hong Kong
LBASC LLC	Delaware
LBCCA Holdings I LLC	Delaware
Falcon Holdings I LLC	Delaware
Falcon Holdings II Inc.	Delaware
CIMT Limited	Cayman Islands
TMIC Limited	Cayman Islands
MICT Limited	Cayman Islands
Falcon Investor I-X Inc.	Cayman Islands
Global Thai Property Fund	Thailand
Lehman Brothers Asia Capital Company	Hong Kong
Lehman Brothers Commercial Corporation Asia Limited	Hong Kong
Revival Holdings Limited	Cayman Islands
Sunrise Finance Co., Ltd.	Japan
LBCCA Holdings II LLC	Delaware
Falcon Holdings I LLC	Delaware
Falcon Holdings II Inc.	Delaware
CIMT Limited	Cayman Islands
TMIC Limited	Cayman Islands
MICT Limited	Cayman Islands
Falcon Investor I-X Inc.	Cayman Islands
Global Thai Property Fund	Thailand
Lehman Brothers Commercial Corporation Asia Limited	Hong Kong
Revival Holdings Limited	Cayman Islands
Sunrise Finance Co., Ltd.	Japan
LB Delta Funding	Cayman Islands
LB Delta (Cayman) No 1 Ltd.	Cayman Islands
LBHK Funding (Cayman) No. 4 Ltd.	Cayman Islands
LB Asia Issuance Company Ltd.	Cayman Islands
LBHK Funding (Cayman) No. 1 Ltd.	Cayman Islands
Lehman ALI Inc.	Delaware
314 Commonwealth Ave. Inc.	Delaware
Alnwick Investments (UK) Limited	United Kingdom
Bamburgh Investments (UK) Ltd.	United Kingdom
Brasstown LLC	Delaware
Brasstown Entrada I SCA	Luxembourg
Brasstown Mansfield I SCA	Luxembourg
Cohort Investments Limited	Cayman Islands

Stockholm Investments Limited	Cayman Islands
LUBS Inc.	Delaware
Property Asset Management Inc.	Delaware
L.B.C. YK	Japan
LBS Holdings SARL	Luxembourg
Lehman Brothers Global Investments LLC	Delaware
New Century Finance Co., LTD.	Japan
Lehman Brothers Hy Opportunities Inc.	Republic of Korea
Lehman Brothers P. A. LLC	Delaware
Lehman Brothers AIM Holding LLC	Delaware
Lehman Brothers Alternative Investment Management LLC	Delaware
Lehman Brothers Asset Management Inc.	Delaware
Lehman Brothers Asia Holdings Limited	Hong Kong
Lehman Brothers Equity Finance (Cayman) Limited	Cayman Islands
Lehman Brothers Securities N.V.	The Netherlands
Lehman Brothers Pacific Holdings Pte Ltd.	Singapore
Lehman Brothers Asia Limited	Hong Kong
Lehman Brothers Securities Asia Limited	Hong Kong
Lehman Brothers Investment Korea Inc.	Republic of Korea
Lehman Brothers Bancorp Inc.	Delaware
Lehman Brothers Commercial Bank	Utah
Lehman Brothers Bank, FSB	United States of America
Aurora Loan Services LLC	Delaware
BNC Mortgage, Inc.	Delaware
Lehman Brothers Trust Company, National Association	United States of America
Lehman Brothers Trust Company of Delaware	Delaware
Lehman Brothers Canada Inc.	Canada
Lehman Brothers Commercial Corporation	Delaware
Lehman Brothers Finance S.A.	Switzerland
Lehman Brothers Inc.	Delaware
Lehman Brothers Derivative Products Inc.	Delaware
Lehman Brothers Financial Products Inc.	Delaware
Lehman Brothers Special Financing Inc.	Delaware
LB3 GmbH	Germany
Lehman Brothers Commodity Services Inc.	Delaware
Lehman Commercial Paper Inc.	New York
Bromley LLC	Delaware
Ivanhoe Lane Pty Limited	Australia
Serafino Investments Pty Limited	Australia
LCPI Properties Inc.	New Jersey
LW-LP Inc.	Delaware
Lehman Pass-Through Securities Inc.	Delaware
M&L Debt Investments Holdings Pty Limited	Australia
M&L Debt Investments Pty Limited	Australia
Pentaring Inc.	New York
Pindar Pty Ltd.	Australia
Long Point Funding Pty Ltd.	Australia
Nale Trust	Australia
Portsmouth Investment Company Pty Ltd.	Australia
LB I Group Inc.	Delaware
Blue Way Finance Corporation U.A.	The Netherlands
GRA Finance Corporation Ltd.	Mauritius
LB-NL Holdings I Inc.	Delaware
LB-NL Holdings L.P.	Delaware
LB-NL U.S. Investor Inc.	Delaware
NL Funding, L.P.	Delaware
Lehman Brothers Offshore Partners Ltd.	Bermuda
RIBCO LLC	Delaware
Lehman Brothers Insurance Agency L.L.C.	Delaware
Lehman Brothers Japan Inc.	Japan

Lehman Brothers (Luxembourg) S.A.	Luxembourg
Lehman Brothers Offshore Real Estate Associates, Ltd.	Bermuda
Lehman Brothers OTC Derivatives Inc.	Delaware
Lehman Brothers Private Equity Advisers L.L.C.	Delaware
Lehman Brothers Private Funds Investment Company LP, LLC	Delaware
Lehman Brothers Private Funds Investment Company GP, LLC	Delaware
Lehman Brothers Private Fund Advisers LP	Delaware
Lehman Crossroads Corporate Investors, LP	Delaware
Lehman Crossroads Corporate Investors II, LP	Delaware
Lehman Brothers Private Fund Management LP	Delaware
The Main Office Management Company, LP	Delaware
Capital Analytics II, LP	Delaware
e-Valuate, LP	Delaware
Security Assurance Advisers, LP	Delaware
Lehman Brothers South East Asia Investments PTE Limited	Singapore
Phuket Hotel 1 Holdings Company Limited	Thailand
Nai Harn Hotel 1 Company Limited	Thailand
Lehman Brothers U.K. Holdings (Delaware) Inc.	Delaware
Ballybunion Investments No. 2 Ltd.	Cayman Islands
Ballybunion Investments No. 3 Ltd.	Cayman Islands
Dynamo Investments Ltd.	Cayman Islands
Ballybunion Partnership	Hong Kong
LB India Holdings Cayman I Limited	Cayman Islands
Lehman Brothers Services India Private Limited	India
LB India Holdings Cayman II Limited	Cayman Islands
Lehman Brothers Capital GmbH, Co.	Germany
LB UK RE Holdings Ltd.	United Kingdom
Lehman Brothers Spain Holdings Limited	United Kingdom
Lehman Brothers Luxembourg Investments Sarl	Luxembourg
Woori-LB Fifth Asset Securitization Specialty Co., Ltd.	Republic of Korea
Woori-LB First Asset Securitization Specialty Co., Ltd.	Republic of Korea
Lehman Brothers Asset Management France	France
Lehman Brothers UK Investments Limited	United Kingdom
LB Investments (UK) Limited	United Kingdom
LB Alpha Finance Cayman Limited	Cayman Islands
LB Beta Finance Cayman Limited	Cayman Islands
Lehman Brothers U.K. Holdings Ltd.	United Kingdom
Lehman Brothers Holdings Plc.	United Kingdom
Furno & Del Castano Capital Partners LLP	United Kingdom
LB Holdings Intermediate 1 Ltd.	United Kingdom
LB Holdings Intermediate 2 Ltd.	United Kingdom
Lehman Brothers International (Europe)	United Kingdom
MABLE Commercial Funding Limited	United Kingdom
MBAM Investor Limited	United Kingdom
Resetfan Limited	United Kingdom
Capstone Mortgage Services Ltd.	United Kingdom
Southern Pacific Mortgage Limited	United Kingdom
Preferred Holdings Limited	United Kingdom
Preferred Group Limited	United Kingdom
Preferred Mortgages Limited	United Kingdom
Lehman Brothers Europe Limited	United Kingdom
Lehman Brothers Limited	United Kingdom
Storm Funding Ltd.	United Kingdom
Lehman Brothers (PTG) Limited	United Kingdom
Eldon Street Holdings Limited	United Kingdom
Thayer Properties Limited	United Kingdom
Thayer Group Limited	United Kingdom
Thayer Properties (Jersey) Ltd.	United Kingdom
Lehman Brothers Treasury Co. B.V.	The Netherlands
Lehman Brothers Bankhaus Aktiengesellschaft	Germany

Lehman Re Ltd.	Bermuda
Lehman Risk Advisors Inc.	Delaware
Lehman Brothers Asset Management, LLC	Delaware
Neuberger Berman Inc.	Delaware
Neuberger Berman Management Inc.	New York
Neuberger Berman Asset Management, LLC	Delaware
Neuberger Berman Investment Services, LLC	Delaware
Neuberger Berman Management Inc.	New York
Sage Partners, LLC	New York
Executive Monetary Management, Inc.	New York
Neuberger Berman, LLC	Delaware
Neuberger Berman Pty Ltd.	Australia
Neuberger & Berman Agency, Inc.	New York
Principal Transactions Inc.	Delaware
Y.K. Park Funding	Japan
Pike International Y.K.	Japan
Real Estate Private Equity Inc.	Delaware
REPE LBREP II LLC	Delaware
Lunar Constellation Limited Partnership	Delaware
Southern Pacific Funding 5 Ltd.	United Kingdom
Wharf Reinsurance Inc.	New York